Exhibit 99.1

News Release

Contacts:
Magma Design Automation
Monica Marmie	Milan G. Lazich
Director, Marketing Communications	Vice President, Corporate Marketing
(408) 565-7689	(408) 565-7706
monical@magma-da.com	milan.lazich@magma-da.com

Magma Reports Record Revenue of $45.1 Million for Third Quarter

Fiscal 2007 Q3 revenue is 9.1 percent higher than prior year

SANTA CLARA, Calif., Jan. 25, 2007 –– Magma Design Automation Inc. (Nasdaq: LAVA), a provider of semiconductor design software, today reported record revenue of $45.1 million for its fiscal 2007 third quarter, ended Dec. 31, 2006. This represented an increase of 9.1 percent over the year-ago third-quarter revenue of $41.3 million.

GAAP Results

In accordance with generally accepted accounting principles (GAAP), Magma reported a net loss of $(13.6) million, or $(0.37) per share (basic and diluted), for the third quarter, compared to a net loss of $(8.1) million, or $(0.23) per share (basic and diluted), for the year-ago third quarter.

Non-GAAP Results

Magma’s non-GAAP net income was $2.4 million for the third quarter, or $0.06 per share (diluted), which compares to non-GAAP net income of $3.5 million, or $0.09 per share (diluted), for the year-ago third quarter.

Non-GAAP net income for the third quarter of fiscal 2007 excludes the effects of amortization of developed technology, amortization of intangible assets, stock-based compensation, in-process research and development, acquisition-related expenses, charges associated with losses in equity investments and the tax effects of these adjustments. A reconciliation of our non-GAAP results to GAAP results is included in this press release.

The costs of Magma’s patent litigation with Synopsys in the third quarter were $2.3 million, or $0.04 per share (diluted), net of tax effect. In the third quarter Magma generated cash flow from operations of approximately $4.5 million.

“We achieved record revenue as we execute on our fiscal 2007 plan,” said Rajeev Madhavan, chairman and CEO of Magma. “Our R&D teams continue to develop products that deliver superior results. We had a very good third quarter.”

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 2

GAAP Reconciliation

Magma provides non-GAAP financial information to assist investors in assessing its operations in the way that Magma’s management evaluates those operations. Magma believes that this non-GAAP information provides useful information to investors by excluding the effects of some expenses that are required to be recorded under GAAP but that Magma believes are not indicative of Magma’s core operating results, or that are expected to be incurred over a limited period of time.

Magma’s management evaluates and makes operating decisions about its business operations primarily based on bookings, revenue and the core costs of those business operations. Management believes that the amortization of developed technology and intangible assets, stock-based compensation, in-process research and development charges, acquisition-related expenses, loss on equity investments, and the tax effects of its non-GAAP adjustments (yielding a non-GAAP effective tax rate of 25 percent for the third quarter of fiscal 2007) and other significant unusual items are not operating costs of its core software and service business operations. Therefore, management presents non-GAAP financial measures, along with GAAP measures, in this earnings release by excluding these items from the period expenses. The income statement line items affected are as follows: (1) cost of revenue, licenses; (2) cost of revenue, services; (3) total cost of revenue; (4) gross profit; (5) operating expenses, research and development; (6) operating expenses, in-process research and development; (7) operating expenses, sales and marketing; (8) operating expenses, general and administrative; (9) operating expenses, amortization of intangible asset; (10) total operating expenses; (11) operating income (loss); (12) other income (expense), net; (13) total interest and other income (expense), net; (14) net income (loss) before income taxes; (15) provision for income taxes; (16) net income (loss) before cumulative effect of change in accounting principle; (17) cumulative effect of change in accounting principle; (18) net income (loss); and (19) net income (loss) per share. To determine its non-GAAP provision for income taxes, Magma recalculates tax based on non-GAAP income before income taxes and adjusts accordingly.

For each such non-GAAP financial measure, the adjustment provides management with information about Magma’s underlying operating performance that enables a more meaningful comparison of its financial results in different reporting periods. For example, since Magma does not undertake significant restructuring or realignments on a predictable cycle, management would have difficulty evaluating Magma’s profitability as measured by gross profit, operating profit, income before taxes and net income on a period-to-period basis unless it excluded these charges. Similarly, since Magma does not acquire businesses on a predictable cycle, management excludes acquisition-related charges, such as in-process research and development charges, to make more consistent and meaningful evaluations of Magma’s operating expenses. Management also uses these measures to help it make budgeting decisions between those expenses that affect operating expenses and operating margin (such as research and development, sales and marketing, and general and administrative expenses), and those expenses that affect cost of revenue and gross margin (such as product development expenses).

Further, the availability of non-GAAP financial information helps management track actual performance relative to financial targets. Making this non-GAAP financial information available also helps investors compare Magma’s performance with the announced operating results of its principal competitors, which regularly provide similar non-GAAP financial information.

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 3

Management recognizes that the use of these non-GAAP measures has limitations, including the fact that management must exercise judgment in determining whether some types of charges should be excluded from non-GAAP financial measures. Management believes, however, that providing this non-GAAP financial information facilitates consistent comparison of Magma’s financial performance over time. Magma has historically provided non-GAAP results to the investment community, not as an alternative but as a supplement to GAAP information, to enable investors to evaluate Magma’s core operating performance in the way that management does.

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 4

Reconciliation of Third-Quarter GAAP and Non-GAAP Financial Results

	Three Months Ended		Nine Months Ended
Statement of Operations Reconciliation (in thousands)	December 31, 2006	January 1, 2006	December 31, 2006	January 1, 2006
GAAP net loss	$(13,561)	$(8,068)	$(36,694)	$(14,711)
Amortization of developed technology	7,964	6,524	22,699	16,952
Amortization of intangible assets	2,923	2,682	8,735	9,152
Stock-based compensation	3,295	918	12,309	3,910
Acquisition related expenses	769	485	2,371	1,251
In-process research and development	1,300	450	1,300	450
Legal settlement expenses	—	—	—	750
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(4,809)	(8,120)
Loss on equity investments	132	343	440	854
Cumulative effect of change in accounting principle	—	—	(321)	—
Tax effect	(458)	124	(682)	405

Non-GAAP net income	$2,364	$3,458	$5,348	$10,893

	Three Months Ended		Nine Months Ended
Earnings/(Loss) Per Share Reconciliation	December 31, 2006	January 1, 2006	December 31, 2006	January 1, 2006
GAAP net loss per share	$(0.37)	$(0.23)	$(1.01)	$(0.43)
Amortization of developed technology	0.21	0.19	0.62	0.50
Amortization of intangible assets	0.08	0.08	0.24	0.27
Stock-based compensation	0.09	0.03	0.34	0.12
Acquisition related expenses	0.02	0.01	0.07	0.04
In-process research and development	0.04	0.01	0.04	0.01
Legal settlement expenses	—	—	—	0.02
Net gain on repurchase of convertible notes and loss on sale of marketable securities in conjunction with the repurchase	—	—	(0.13)	(0.24)
Loss on equity investments	—	0.01	0.01	0.02
Cumulative effect of change in accounting principle	—	—	(0.01)	—
Tax effect	(0.01)	—	(0.02)	0.01

Non-GAAP net income per share (basic)	$0.06	$0.10	$0.15	$0.32

Non-GAAP net income per share (diluted)	$0.06	$0.09	$0.13	$0.27

Basic shares used in calculation	37,072	34,470	36,289	34,237
Diluted shares used in calculation	41,240	40,052	40,864	39,937

Business Outlook

For Magma’s fiscal 2007 fourth quarter, ending April 1, 2007, the company expects total revenue in the range of $46 million to $50 million. GAAP net loss per share is expected to be in the range of $(0.30) to $(0.26) and non-GAAP earnings

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 5

per share (EPS) is expected to be in the range of $0.05 to $0.09. A schedule showing a reconciliation of the projected GAAP to non-GAAP EPS projections is included in this release. A Financial Data Supplement containing detailed financial information intended to provide guidance and further insight into our business is available online at http://investor.magma-da.com/supplement.cfm in the Investor Relations section of the Magma website.

Conference Call

Magma will discuss the financial results for the recently completed quarter and the company’s business outlook during a conference call at 1:30 p.m. PST today. The call will be available live by both webcast and telephone. To listen live via webcast, visit the Investor Relations section of Magma’s website at http://investor.magma-da.com/medialist.cfm. To listen live via telephone, call either of the numbers below:

U.S. & Canada: (800) 819-9193

Elsewhere: (913) 981-4911

A webcast replay of the call will be available at http://investor.magma-da.com/medialist.cfm through Feb 1, 2007. Those without Internet access may listen to a telephone replay of the call beginning at 4:30 p.m. PST on Jan. 25 until 11:59 p.m. Feb. 1 at the numbers below:

U.S. & Canada: (719) 457-0820, code #7840619

Elsewhere: (888) 203-1112, code #7840619

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements in the “Business Outlook” section. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from Magma’s current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in the EDA market; Magma’s ability to integrate acquired businesses and technologies; potentially higher-than-anticipated costs of litigation; potentially higher-than-anticipated costs of compliance with regulatory requirements, including those relating to internal control over financial reporting; any delay of customer orders or failure of customers to renew licenses; weaker-than-anticipated sales of Magma’s products and services; weakness in the semiconductor or electronic systems industries; the ability to manage expanding operations; the ability to attract and retain the key management and technical personnel needed to operate Magma successfully; the ability to continue to deliver competitive products to customers; and changes in accounting rules. Further discussion of these and other potential risk factors may be found in Item 1A of Part II of Magma’s Quarterly Report Form 10-Q filed with the Securities and Exchange Commission (www.sec.gov) on Nov. 9, 2006. Magma undertakes no additional obligation to update these forward-looking statements.

About Magma

Magma’s software for integrated circuit (IC) design is recognized as embodying the best in semiconductor technology. The world’s top chip companies use Magma’s EDA software to design and verify complex, high-performance ICs for communications, computing, consumer electronics and networking applications, while at the same time reducing design

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 6

time and costs. Magma provides software for IC implementation, analysis, physical verification, characterization and programmable logic design, and the company’s integrated RTL-to-GDSII design flow offers “The Fastest Path from RTL to Silicon”™. Magma is headquartered in Santa Clara, Calif. with offices around the world. Magma’s stock trades on Nasdaq under the ticker symbol LAVA. Visit Magma Design Automation on the Web at www.magma-da.com.

Magma is a registered trademark and “The Fastest Path from RTL to Silicon” is a trademark of Magma Design Automation. All other product and company names are trademarks and registered trademarks of their respective companies.

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 7

MAGMA DESIGN AUTOMATION, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2006	April 2, 2006
ASSETS
Current assets:
Cash and cash equivalents	$45,049	$58,550
Restricted cash	4,600	58
Short-term investments	6,650	38,608
Accounts receivable, net	31,623	33,849
Prepaid expenses and other current assets	4,301	4,096

Total current assets	92,223	135,161
Property and equipment, net	17,840	20,062
Intangibles, net	66,554	75,735
Goodwill	48,810	43,985
Restricted cash	200	3,841
Other assets	4,750	5,280

Total assets	$230,377	$284,064

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$3,143	$2,479
Accrued expenses	36,042	31,833
Deferred revenue, current	22,688	24,622

Total current liabilities	61,873	58,934

Convertible subordinated notes	65,155	105,500
Other long-term liabilities	2,440	5,727

Total non-current liabilities	67,595	111,227

Total liabilities	129,468	170,161

Stockholders’ equity:
Common stock	4	4
Additional paid-in capital	304,582	286,336
Deferred stock-based compensation	—	(2,020)
Accumulated deficit	(173,286)	(136,581)
Treasury stock	(29,301)	(32,650)
Accumulated other comprehensive loss	(1,090)	(1,186)

Total stockholders’ equity	100,909	113,903

Total liabilities and stockholders’ equity	$230,377	$284,064

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 8

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

	For the Quarter Ended December 31, 2006			For the Quarter Ended January 1, 2006
(Unaudited)	GAAP Basis	Adjust- ments	Non-GAAP Basis	GAAP Basis	Adjust- ments	Non-GAAP Basis
Revenue:
Licenses	$34,006	$—	$34,006	$34,889	$—	$34,889
Services	11,088	—	11,088	6,431	—	6,431

Total revenue	45,094	—	45,094	41,320	—	41,320
Cost of revenue:
Licenses	8,358	(7,964)	394	6,702	(6,524)	178
Services	5,661	(288)	5,473	4,183	(4)	4,179

Total cost of revenue	14,019	(8,252)	5,767	10,885	(6,528)	4,357
Gross profit	31,075	8,252	39,327	30,435	6,528	36,963

Operating expenses:
Research and development	15,660	(1,919)	13,741	11,643	(1,298)	10,345
In-process research and development	1,300	(1,300)	—	450	(450)	—
Sales and marketing	14,919	(804)	14,115	11,500	(13)	11,487
General and administrative	9,660	(1,053)	8,607	11,267	(88)	11,179
Amortization of intangible assets	2,923	(2,923)	—	2,682	(2,682)	—

Total operating expenses	44,462	(7,999)	36,463	37,542	(4,531)	33,011

Operating income (loss)	(13,387)	16,251	2,864	(7,107)	11,059	3,952

Interest and other income (expense):
Interest income	623	—	623	795	—	795
Interest expense	(141)	—	(141)	(197)	—	(197)
Other income (expense), net	(326)	132	(194)	(776)	343	(433)

Total interest and other income (expense), net	156	132	288	(178)	343	165

Net income (loss) before income taxes	(13,231)	16,383	3,152	(7,285)	11,402	4,117
Provision for income taxes	330	458	788	783	(124)	659

Net income (loss)	$(13,561)	$15,925	$2,364	$(8,068)	$11,526	$3,458

Net income (loss) per share – basic	$(0.37)		$0.06	$(0.23)		$0.10

Net income (loss) per share – diluted	$(0.37)		$0.06	$(0.23)		$0.09

Shares used in calculation:
Basic	37,072		37,072	34,470		34,470

Diluted*	37,072		41,240	34,470		40,052

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

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Magma Reports Record Revenue of $45.1 Million for Third Quarter	Page 9

MAGMA DESIGN AUTOMATION, INC.

NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET LOSS

(in thousands, except per share data)

	For the Nine Months Ended December 31, 2006			For the Nine Months Ended January 1, 2006
(Unaudited)	GAAP Basis	Adjust- ments	Non-GAAP Basis	GAAP Basis	Adjust- ments	Non-GAAP Basis
Revenue:
Licenses	$103,405	$—	$103,405	$101,503	$—	$101,503
Services	24,611	—	24,611	18,535	—	18,535

Total revenue	128,016	—	128,016	120,038	—	120,038
Cost of revenue:
Licenses	23,444	(22,699)	745	17,598	(16,952)	646
Services	16,352	(974)	15,378	12,566	(51)	12,515

Total cost of revenue	39,796	(23,673)	16,123	30,164	(17,003)	13,161
Gross profit	88,220	23,673	111,893	89,874	17,003	106,877

Operating expenses:
Research and development	46,716	(7,128)	39,588	36,794	(4,859)	31,935
In-process research and development	1,300	(1,300)	—	450	(450)	—
Sales and marketing	43,333	(3,058)	40,275	33,436	(89)	33,347
General and administrative	29,667	(3,520)	26,147	29,796	(912)	28,884
Amortization of intangible assets	8,735	(8,735)	—	9,152	(9,152)	—

Total operating expenses	129,751	(23,741)	106,010	109,628	(15,462)	94,166

Operating income (loss)	(41,531)	47,414	5,883	(19,754)	32,465	12,711

Interest and other income (expense):
Interest income	2,181	—	2,181	2,042	—	2,042
Interest expense	(449)	—	(449)	(629)	—	(629)
Other income (expense), net	3,884	(4,369)	(485)	6,322	(7,266)	(944)

Total interest and other income (expense), net	5,616	(4,369)	1,247	7,735	(7,266)	469

Net income (loss) before income taxes	(35,915)	43,045	7,130	(12,019)	25,199	13,180
Provision for income taxes	1,100	682	1,782	2,692	(405)	2,287

Net income (loss) before cumulative effect of change in accounting principle	(37,015)	42,363	5,348	(14,711)	25,604	10,893
Cumulative effect of change in accounting principle	321	(321)	—	—	—	—

Net income (loss)	$(36,694)	$42,042	$5,348	$(14,711)	$25,604	$10,893

Net income (loss) per share – basic	$(1.01)		$0.15	$(0.43)		$0.32

Net income (loss) per share – diluted	$(1.01)		$0.13	$(0.43)		$0.27

Shares used in calculation:
Basic	36,289		36,289	34,237		34,237

Diluted*	36,289		40,864	34,237		39,937

*	Gives effect to the potential issuance of common stock upon conversion of convertible subordinated notes and to the effect of all dilutive potential common shares outstanding during the period, including stock options, using the treasury stock method

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MAGMA DESIGN AUTOMATION, INC.

AS OF DECEMBER 31, 2006

IMPACT OF KNOWN NON-GAAP ADJUSTMENTS ON FORWARD-LOOKING DILUTED NET INCOME PER SHARE AND NET INCOME

(Unaudited)

Quarter Ending April 1, 2007
GAAP net loss per share	$ (0.30) to $ (0.26)
Amortization of developed technology and intangibles	$0.26
Stock-based compensation	$0.07
Acquisition related expenses	$0.02
Non-GAAP diluted net income per share	$0.05 to $0.09

(in millions)	Quarter Ending April 1, 2007
GAAP net loss	$ (13) to $ (11)
Amortization of developed technology and intangibles	$11
Stock-based compensation	$3
Acquisition related expenses	$1
Non-GAAP net income	$2 to $4

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